Exhibit 10.2

CORPORATE GUARANTY

This corporate guaranty (“Guaranty”) is made this 27th day of November, 2012 by VelaTel Global Communications, Inc. (“VelaTel”), a US (Nevada) corporation.

Recitals

1. Gulfstream Capital Partners, Ltd. (“Gulfstream”), a Seychelles international business company, is a wholly owned subsidiary of Trussnet USA, Inc. (“Trussnet”), a US (Nevada) corporation.

2. Trussnet is a wholly owned subsidiary of VelaTel.

3. Gulfstream, as Buyer, is entering into a stock purchase agreement (“Agreement”) with China Motion Telecom International Limited (“Listco”), China Motion Holdings Limited (“Holdings”), ChinaMotion InfoServices Limited (“CMInfo” together with Holdings, “Seller”) to acquire 100% of the capital stock of China Motion Telecom (HK) Limited (“Company”). A copy of the Agreement is attached as Exhibit 1 to this Guaranty.

Guaranty

1. In consideration of Seller and Listco entering into the Agreement VelaTel hereby unconditionally and irrevocably guarantees to Seller each and every obligation of Gulfstream under the Agreement. VelaTel agrees that it is directly and primarily liable to Seller, that its obligations hereunder are independent of the obligations of Gulfstream under the Agreement, and that a separate action or actions may be brought and prosecuted against VelaTel, whether action is brought against Gulfstream or whether Gulfstream is joined in any such action or actions.

2. VelaTel expressly agrees that the following terms of the Agreement are equally applicable to this Guaranty and are incorporated by this reference: Section 6.1 (Survival of Terms), Section 6.2 (Successors and Assigns), Section 6.3 (Governing Law), Section 6.5 (Notices), Section 6.6 (Dispute Resolution), Section 6.7 (Attorney Fees and Stamp Duties), Section 6.8 (Severability), Section 6.9 (Delays or Omissions), 6.10 (Entire Agreement), and 6.12 (Process Agent).

Executed as a Deed by:

VELATEL GLOBAL COMMUNICATIONS, INC.

By /s/ Colin Tay

Colin Tay, its President

Room 1307, Tower 1, Lippo Centre, No. 89 Queensway, Admiralty, Hong Kong and

4F-1 No. 102 Kuang Fu South Road

Taipei 106

Taiwan

Facsimile: + (886) 2 2778-1534

E-Mail: ctay@trussadc.com